August 20, 2008

Supplement

SUPPLEMENT DATED AUGUST 20, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE UTILITIES PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The section of the Utilities Portfolio’s Prospectus entitled “Shareholder Information” is hereby supplemented with the following:

The Board of Trustees has approved, effective on or about November 3, 2008, changing the Portfolio’s principal investment strategy to investing, under normal market conditions, at least 80% of the Portfolio’s assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. In connection with this change, the Board of Trustees also has approved a change to the Portfolio’s name as well as its benchmarks, and has increased the limit on the Portfolio’s investments in foreign securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR UT 08/08